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Exhibit 99.2 - Audited Consolidated Financial Statements



                          PACIFIC DECISION SCIENCES
                        CORPORATION AND SUBSIDIARIES
     CONSOLIDATED FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT

                                JUNE 30, 2000




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Pacific Decision Sciences Corporation and Subsidiaries


CONTENTS

                                                                           PAGE

INDEPENDENT AUDITORS' REPORT..................................................1

FINANCIAL STATEMENTS

    Consolidated Balance Sheet................................................2

    Consolidated Statements Of Income And Retained
        Earnings..............................................................3


    Consolidated Statement Of Cash Flows......................................4

    Notes To Consolidated Financial Statements............................5 - 7





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                         INDEPENDENT AUDITORS' REPORT


    Board of Directors
    Pacific Decision Sciences Corporation
    Santa Anna, California


    We have audited the accompanying consolidated balance sheet of Pacific Decision Sciences Corporation and subsidiaries as of June 30, 2000, and the related consolidated statements of income, retained earnings and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pacific Decision Sciences Corporation and subsidiaries as of June 30, 2000, and the consolidated results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


    /s/ Rubin, Brown, Gornstein & Co. LLP

    St. Louis, Missouri
    September 7, 2000



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

    PACIFIC DECISION SCIENCES CORPORATION
    AND SUBSIDIARIES
    CONSOLIDATED BALANCE SHEET
                                             JUNE 30, 2000


                                                ASSETS

CURRENT ASSETS
   Cash and cash equivalents                                                                       $ 1,285,066
   Accounts receivable                                                                               3,976,077
   Prepaid income tax                                                                                   89,400
   Inventory                                                                                           312,976
   Deferred income tax asset                                                                           116,800
                                                                                                   -----------
       TOTAL CURRENT ASSETS                                                                          5,780,319

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET Security deposits                                            108,205

OTHER ASSETS                                                                                            26,410
                                                                                                   -----------
                                                                                                   $ 5,914,934
                                                                                                   ===========

                                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable and accrued expenses                                                           $   198,307
   Deferred income tax liability                                                                     1,589,800
   Deferred revenue                                                                                    325,803
                                                                                                   -----------
         TOTAL CURRENT LIABILITIES                                                                   2,113,910
                                                                                                   -----------

STOCKHOLDERS' EQUITY
   Common stock:
      Authorized, 10,000,000 shares of no par value;
         5,719,500 shares issued and outstanding                                                       202,000
   Retained earnings                                                                                 3,599,024
                                                                                                   -----------
         TOTAL STOCKHOLDERS' EQUITY                                                                  3,801,024
                                                                                                   -----------
                                                                                                   $ 5,914,934
                                                                                                   ===========

See the accompanying notes to consolidated financial statements.


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

PACIFIC DECISION SCIENCES CORPORATION
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
                                       FOR THE YEAR ENDED JUNE 30, 2000


                                       CONSOLIDATED STATEMENT OF INCOME

SALES                                                                                              $ 9,997,246

COST OF SALES                                                                                        2,156,894
                                                                                                   -----------

GROSS PROFIT                                                                                         7,840,352

OPERATING EXPENSES                                                                                   5,104,829

OTHER INCOME                                                                                            63,339
                                                                                                   -----------

INCOME BEFORE PROVISION FOR INCOME TAXES                                                             2,798,862

PROVISION FOR INCOME TAXES (NOTE 4)                                                                  1,417,831
                                                                                                   -----------

NET INCOME                                                                                         $ 1,381,031
                                                                                                   ===========

                                 CONSOLIDATED STATEMENT OF RETAINED EARNINGS


BALANCE - BEGINNING OF YEAR, AS PREVIOUSLY
    REPORTED                                                                                       $ 2,571,466

PRIOR PERIOD ADJUSTMENT TO RECORD
    DEFERRED REVENUE (NOTE 8)                                                                         (353,473)
                                                                                                   -----------

BALANCE - BEGINNING OF YEAR, AS RESTATED                                                             2,217,993

NET INCOME                                                                                           1,381,031
                                                                                                   -----------

BALANCE - END OF YEAR                                                                              $ 3,599,024
                                                                                                   ===========

See the accompanying notes to consolidated financial statements.


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

PACIFIC DECISION SCIENCES CORPORATION
AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
                                      FOR THE YEAR ENDED JUNE 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                                                                     $  1,381,031
    Adjustments to reconcile net income to net cash provided
       by operating activities:
          Depreciation                                                                                   36,126
          Change in assets and liabilities:
             Increase in accounts receivable                                                         (1,597,757)
             Increase in refundable income taxes                                                        (89,400)
             Decrease in prepaid expenses                                                                16,243
             Decrease in inventory                                                                       90,108
             Decrease in accounts payable and accrued expenses                                         (503,398)
             Decrease in deferred revenue                                                               (27,670)
             Increase in deferred income taxes                                                        1,206,286
                                                                                                   ------------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES                                                             511,569

CASH FLOWS FROM INVESTING ACTIVITIES
    Payments for equipment                                                                              (22,626)
                                                                                                   ------------

INCREASE IN CASH AND CASH EQUIVALENTS                                                                   488,943

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                                                           796,123
                                                                                                   ------------

CASH AND CASH EQUIVALENTS - END OF YEAR                                                            $  1,285,066
                                                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FROM INFORMATION
    Income taxes paid                                                                              $    676,554
                                                                                                   ============

See the accompanying notes to consolidated financial statements.



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PACIFIC DECISION SCIENCES CORPORATION
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                JUNE 30, 2000


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

         The accompanying consolidated financial statements include the accounts of Pacific Decision Sciences Corporation and its wholly-owned subsidiaries, Pacific Decision Sciences Europe, Ltd. and PDSC Asia Pacific PTE, LTD. Significant inter-company transactions have been eliminated in consolidation.

ESTIMATES AND ASSUMPTIONS

         Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

         The Company considers all temporary cash investments as cash equivalents. The Company maintains cash and cash equivalents at financial institutions throughout the world. Bank and brokerage account balances frequently exceed the insured limits provided by the applicable governmental and privately funded entities.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

         The Company provides an allowance for doubtful accounts equal to the estimated collection losses which are based on historical collection experience coupled with a review of the current status of the existing receivables. At June 30, 2000, the Company determined that no allowance was necessary.

INVENTORY

         Inventory is valued at the lower of cost or market on a first-in, first-out (FIFO) basis.


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PACIFIC DECISION SCIENCES CORPORATION
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


DEFERRED REVENUE

         Deferred revenue represents fees collected in advance for software maintenance and other services. Income is recognized over the period of the maintenance contracts, which is generally one year.

INCOME TAXES

         Income taxes are provided for the tax effects of transactions reported in the financial statements. They consist primarily of taxes currently due as well as deferred taxes provided for those items of revenue and expenses which have been recognized for financial reporting purposes in different periods from those used for income tax reporting purposes. The deferred tax assets and liabilities represent future tax consequences of those differences which will either be taxable or deductible when the assets and liabilities are recovered or settled.

2.       OPERATIONS

         The Company, located in Santa Ana, California with offices in the United Kingdom and Singapore, was formed in 1983 to provide software development and implementation services to businesses throughout the United States, United Kingdom and Singapore.

3.       EQUIPMENT AND LEASEHOLD IMPROVEMENTS

         Equipment and leasehold improvements consist of:

              Furniture and Fixtures                                 $   22,676
              Equipment                                                 210,628
              Leasehold Improvements                                      8,211
                                                                     ----------
                                                                        241,515

              Less:  Accumulated depreciation                           133,310
                                                                     ----------
                                                                     $  108,205
                                                                     ==========

4.       INCOME TAXES

         The provision for income taxes consist of the following:

              Current federal and state income taxes
                  at statutory rates                               $    211,545
              Deferred income taxes                                   1,206,286
                                                                   ------------
                                                                   $  1,417,831
                                                                   ============


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PACIFIC DECISION SCIENCES CORPORATION
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.       COMMITMENTS

         The Company leases its facilities, certain office equipment, and four vehicles under long-term lease agreements.

         At June 30, 2000, minimum lease commitments under all noncancellable leases are as follows:

                                                   OFFICE
         YEAR       FACILITY       VEHICLES        EQUIPMENT        TOTAL
         ---------------------------------------------------------------------
         2001       $ 218,146      $ 30,600        $ 11,832         $ 260,578
         2002         200,272        28,970          11,832           241,074
         2003         146,864        11,480           1,197           159,541
         ---------------------------------------------------------------------
         Total      $ 565,282      $ 71,050        $ 24,861         $ 661,193
         =====================================================================

6.       CONCENTRATIONS

         Two customers accounted for approximately 63% of accounts receivable and 53% of sales as of and for the year ended June 30, 2000.

7.       SUBSEQUENT EVENT

         Effective July 1, 2000, the Company implemented a stock option plan covering full time employees with one year of service. The initial option price was set at $8 expiring seven years following the grant date. Vesting occurs over a four year period at 25% per year.

8.       PRIOR PERIOD ADJUSTMENT

         Retained earnings at the beginning of 2000 has been adjusted to correct an error made in a prior year relating to the accounting for revenue on one year maintenance contracts. The error had no effect on net income for 1999.



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